Tradr 2X Long ASTS Daily ETF

SCHEDULE OF INVESTMENTS

As of June 30, 2026 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$605,033,986
TOTAL NET ASSETS — 100.0%	$605,033,986

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cantor Fitzgerald	AST SpaceMobile, Inc.	Receive	19.63% (OBFR01* + 1600bps)	At Maturity	5/21/2027	$3,073,182	$-	$3,642,497
Clear Street	AST SpaceMobile, Inc.	Receive	13.38% (OBFR01* + 975bps)	At Maturity	8/26/2026	173,713,894	-	30,990,603
Jane Street	AST SpaceMobile, Inc.	Receive	10.13% (OBFR01* + 650bps)	At Maturity	6/22/2027	261,618,464	-	53,968,221
Marex	AST SpaceMobile, Inc.	Receive	9.63% (OBFR01* + 600bps)	At Maturity	9/27/2026	520,520,560	-	131,229,777
TOTAL EQUITY SWAP CONTRACTS								$219,831,098

*	OBFR01 - Overnight Bank Funding Rate, 3.63% as of June 30, 2026.